Condensed Consolidated Interim Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Galaxy Digital Inc.
Revenues [Abstract]
Revenues	$ 0	$ 0
Operating expenses:
Bank charges	2	2
Total operating expenses	2	2
Net income / (loss) before taxes	(2)	(2)
Income taxes expense / (benefit)	0	0
Net income / (loss)	$ (2)	$ (2)